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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                  June 5, 1997
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                                Carnegie Bancorp
                                ----------------
          (Exact name of registrant as specified in its charter)


         New Jersey                     0-2456                 22-3257100
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


  619 Alexander Road, Princeton, New Jersey             08540
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  (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (609) 520-0601
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Item 5.  Other Events.
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     On Thursday, June 5, 1997, the Registrant issued a press release announcing that it retained the investment banking firms of Janney Montgomery Scott Inc. and First Colonial Securities Group, Inc. to provide certain advisory services in connection with the exercise of the Registrant's outstanding common stock purchase warrants.

Item 7.  Exhibits.
         ---------

     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.             Description
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   99            Press Release date June 5, 1997



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CARNEGIE BANCORP
                                         ----------------
                                         (Registrant)



Dated:  June 6, 1997                   By: /s/ RICHARD ROSA
                                           ------------------------------------
                                               Richard Rosa,
                                               Chief Financial Officer







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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
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Exhibit No.                   Description
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   99               Press Release dated June 5, 1997




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